Restructuring and Impairment Charges	12 Months Ended
Dec. 31, 2011
Restructuring and Related Activities [Abstract]
RESTRUCTURING AND IMPAIRMENT CHARGES
RESTRUCTURING, IMPAIRMENT AND OTHER CHARGES

During the second half of 2011, the semiconductor and solar industries experienced downturns, which downturn was more dramatic in the solar industry. In December 2011, in order to better align our business to current and expected market conditions in the semiconductor and solar markets, as well as to improve the company's overall cost competitiveness and cash flows across all segments, MEMC committed to a series of actions to reduce the company's global workforce, right size production capacity and accelerate operating cost reductions in 2012 and beyond (the “2011 Global Plan”).  These actions include:

•	Reducing total workforce by approximately 1,400 persons worldwide, representing approximately 20% of the company's employees;

•	Shuttering the company's Merano, Italy polysilicon facility as of December 31, 2011;

•	Reducing production capacity at the company's Portland, Oregon crystal facility and slowing the ramp of the Kuching, Malaysia wafering facility; and

•	Consolidating our solar wafering and solar energy system operations into a single Solar Energy business unit, effective January 1, 2012.

In addition, based on the market capitalization of MEMC compared to book value and the adverse market conditions, MEMC incurred charges associated with the restructuring, impairment of long-lived assets, impairments of goodwill and certain investments, write-downs of inventory and the realizability of deferred tax assets. The following is a summary of the charges recorded during the three months ended December 31, 2011:

In millions	Segment
Type of Charge	Semiconductor Materials	Solar Energy	Corporate	Total	Statement of Operations Classification

Restructuring	$35.6	$303.0	$0.9	$339.5	Restructuring
Long-lived asset impairment	7.4	358.0	—	365.4	Long-lived asset impairment
Goodwill impairment	—	384.1	—	384.1	Goodwill impairment
Investment/JV impairment	—	78.9	—	78.9	Other, net and equity in loss of joint ventures
Inventory adjustments and other	14.2	82.5	—	96.7	Cost of goods sold

Restructuring

Restructuring charges consist of $62.1 million of severance and other one-time benefits for employees terminated under the 2011 Global Plan, $226.4 million of estimated liabilities accrued as a result of us canceling or not being able to fulfill the full purchase obligation for certain supplier contracts (see Note 21), and $51.0 million of other related charges. We expect this plan to be largely completed in 2012, however, the timing of the final resolution of our supplier contract commitments may take longer. Total expenses expected to be incurred and recognized under the 2011 Global Plan for the Semiconductor Materials and Solar Energy segments are approximately $41.5 million and $330.9 million, respectively. Total cash payments made under the 2011 Global Plan in 2011 during the year ending December 31, 2011 were $1.8 million.

Also during June 2011, MEMC committed to actions to reduce overall manufacturing costs across its global sites, as well as to realign certain general and administrative expenses due to industry and customer specific developments. These actions included relocation of certain operations and reductions in headcount. During the year ended December 31, 2011, we recorded restructuring charges of $6.8 million for severance and other related employee benefits associated with these actions. Cash payments of $9.9 million were made during 2011. We also recorded impairment of certain assets totaling $2.5 million during the year ended December 31, 2011 associated with these actions.
In order to better align manufacturing capabilities to projected demand, MEMC committed to workforce reductions during the first and second quarters of 2009 (the “2009 Global Plan”) related to the Semiconductor Materials segment. In September 2009, MEMC committed to actions to reduce manufacturing costs in the Semiconductor Materials segment by shifting manufacturing from our St. Peters, Missouri and Sherman, Texas facilities to other locations which are closer to a number of MEMC’s customers in the Asia Pacific region (the “2009 U.S. Plan”). MEMC has provided and paid severance benefits to those terminated under the 2009 Global Plan and will provide severance benefits to those employees who have been or will be terminated under the 2009 U.S. Plan. The 2009 Global Plan was completed by June 30, 2009. We expect the 2009 U.S. Plan to be substantially completed in 2012.
Details of 2011 expenses related to the 2009 U.S. Plan are set out in the following table:

	Accrued January 1, 2011	Year-to-Date Restructuring Charges	Cash Payments	Accrued December 31, 2011	As of December 31, 2011
					Cumulative Costs Incurred	Total Costs Expected to be Incurred
In millions
2009 U.S. and Global Plan
Severance and other employee benefits	$16.2	$(0.2)	$(3.4)	$12.6	$18.0	$18.8
Asset move costs	—	1.7	(1.7)	—	4.9	20.3
Contract termination	—	2.9	—	2.9	2.9	2.9
Infrastructure costs	—	—	—	—	—	4.0
Total	$16.2	$4.4	$(5.1)	$15.5	$25.8	$46.0

Details of 2010 expenses related to the 2009 U.S. and Global Plan are set out in the following table:

	Accrued January 1, 2010	Year-to-Date Restructuring Charges	Cash Payments	Accrued December 31, 2010	As of December 31, 2010
					Cumulative Costs Incurred	Total Costs Expected to be Incurred
In millions
2009 U.S. and Global Plan
Severance and other employee benefits	$15.2	$2.1	$(1.1)	$16.2	$18.2	$21.0
Asset move costs	—	3.2	(3.2)	—	3.2	20.3
Contract termination	—	—	—	—	—	3.0
Infrastructure costs	—	—	—	—	—	4.0
Total	$15.2	$5.3	$(4.3)	$16.2	$21.4	$48.3

Asset Impairments

Current and forecasted depressed solar market conditions, which accelerated our restructuring efforts, resulted in our recording of asset impairment charges related to certain assets used in our manufacturing operations that were either ceased or scaled back due to changes in future service potential. A majority of these costs relate to impairing our property, plant and equipment and, to a lesser extent, write-downs of some of our polysilicon and solar wafer inventories whose value has deteriorated because of recent significant market price declines. Due to the recent downturn in the solar industry and the decline in our market capitalization, we wrote off our goodwill in the Solar Energy segment during 2011. We also recorded a deferred tax asset valuation allowance as a result of the continued decline in solar market conditions, the restructuring charges announced on December 8, 2011, and cumulative losses in the U.S. and certain other foreign jurisdictions. See Note 16.

Long-lived Asset Impairments

Due to the downturn in solar market conditions discussed above, we performed an asset impairment analysis of the polysilicon production assets at our shuttered Merano, Italy facility, as well as wafering assets at our Portland, Oregon, Kuching, Malaysia and St. Peters, Missouri facilities in the fourth quarter of 2011. The polysilicon manufacturing assets at our shuttered Merano, Italy facility were impaired and written down to their net realizable salvage value which was based primarily on an appraisal. For our wafering assets, including developed technology intangible assets, we estimated the fair value of the asset group using discounted expected cash flows and recorded an impairment charge to the extent the net carrying value of the asset group exceeded its fair value. We developed our expected cash flows based on assumptions that are consistent with our current and forecast operating plans, which are considered Level 3 inputs in the fair value hierarchy. Cash flows cover a time period that coincides with the estimated remaining useful life of the primary assets, and a probability factor was assigned to each cash flow scenario to derive the expected present value based on a risk-free discount rate.
In the third quarter of 2009, as part of the 2009 U.S. Plan, we performed an asset impairment analysis of our St. Peters, Missouri and Sherman, Texas long-lived manufacturing asset groups. In order to determine the amount of impairment, we estimated the fair value of our asset groups using discounted expected cash flows. Based on these calculations, we recorded asset impairment charges of $24.6 million in 2009 related to these asset groups.
These charges were recorded in long-lived asset impairment charges in our consolidated statement of operations.

Goodwill Impairments

During 2011, the Solar Energy segment included a Solar Materials reporting unit and a Solar Energy reporting unit, both of which carried a goodwill balance. We perform our annual goodwill impairment test on December 1, however, due to deteriorating economic conditions in the solar industry, we performed an interim impairment analysis in the quarter ended September 30, 2011. During the interim period ended September 30, 2011, we evaluated whether impairment indicators existed which would require a detailed test of goodwill for impairment as of an interim date. As of September 30, 2011, our net book value was significantly above the market capitalization of our common stock. During June 2011 and continuing through September 2011, we observed a strong correlation between the decline in our market capitalization and the decline in pricing in the solar wafer market, caused by an overall softening of demand in the solar materials supply chain. We evaluated the following items, among others, in determining whether there were impairment indicators requiring an evaluation of goodwill impairment as of an interim date: the impact of solar wafer price declines on our Solar Materials reporting unit and on our raw material costs for our Solar Energy reporting unit; advanced materials technologies at our Solar Materials reporting unit; the financial performance of each reporting unit in fiscal year 2011 to date; and our internal forecast data. We determined that there were indicators of potential impairment due to the items previously mentioned and the sustained decline in our common stock price resulting in a market capitalization below book value. Based on the above, we determined that there was a triggering event, which required us to perform a Step 1 goodwill impairment analysis for the interim period ended September 30, 2011 on both the Solar Materials and Solar Energy reporting units' goodwill.

We prepared a discounted cash flow (“DCF”) model for each of the reporting units to assess the recoverability of the goodwill using significant unobservable inputs (Level 3), which we then reconciled to our average market capitalization over a reasonable period of time, which included a control premium supported by recent transactions, as of September 30, 2011. For our DCF models, we used inputs we believed a market participant would use, including earnings projections and other cash flow assumptions over future periods plus a terminal value assuming a long-term growth rate. We believe the DCF model represents a reliable valuation method for this purpose because it reflects the information a market participant would likely use to value each of the reporting units.

Solar Materials reporting unit

In performing this test for our Solar Materials reporting unit, we made a downward revision in the forecasted cash flows as a result of a decrease in the market price for silicon products and weaker demand for solar products. Our analysis also included considerations of our market capitalization. Based on the results of our analysis in which we estimated the fair value of the goodwill as of September 30, 2011, we concluded that the carrying value of goodwill exceeded its fair value and, as a result, recorded an impairment charge totaling $56.4 million during the quarter ended September 30, 2011. This impairment charge is entirely associated with our Solaicx acquisition completed in July 2010, and represents the full carrying value of the goodwill related to the Solar Materials reporting unit.

Solar Energy reporting unit

Based on the impairment test performed during the interim period, it was determined that there was no impairment of goodwill of the Solar Energy reporting unit as of September 30, 2011 given that the estimated fair value of the Solar Energy reporting unit based on our forecast was in excess of its carrying value. Management's assumptions were based on an analysis of current and expected future economic conditions and the updated strategic plan for this reporting unit. Key assumptions in the calculation of fair value were the discount rate, growth rates in sales and profit margins and long-term cash forecasts, as well as our reconciliation to our market capitalization. The assumptions used in our valuation model included projected growth of our business including pipeline and new business, expected cost reductions and future price declines. We utilized a discount rate which we believed was commensurate with the then current volatility in earnings and cash flows in the solar industry. The estimated fair value of the Solar Energy reporting unit at September 30, 2011 based on our forecast, after analyzing various data points, including our market capitalization, was in excess of the carrying value.

During the three months ended December 31, 2011, conditions in the solar industry continued to decline, including selling prices of solar energy systems. These declines were due to continued softening in demand for the systems, including recent announcements of decreases in government funded solar energy subsidies. We believe these economic factors caused our market capitalization to deteriorate during the three months ended December 31, 2011. We performed an updated analysis to estimate the fair value of our Solar Energy reporting unit, which included a reconciliation by reporting unit to our market capitalization. The carrying value was in excess of fair value requiring a Step 2 analysis to be performed. The Step 2 goodwill impairment analysis required that we estimate the fair values of all assets and liabilities and compare the resulting net assets to our estimated fair value of the reporting unit. The estimate of fair values included Level 1, 2 and 3 inputs and included assumptions such as the replacement cost of property, plant and equipment, sales value of inventories and work-in-process and debt fair values based on rates a market participant would use. Based on this analysis, the estimated fair value of the Solar Energy reporting unit was determined to be below the estimated fair value of the net assets and goodwill was estimated to be zero. Therefore, we impaired the goodwill of the Solar Energy reporting unit of $384.1 million in the three month period ended December 31, 2011. After this impairment charge, which included goodwill associated with the acquisitions of SunEdison, Fotowatio Renewable Ventures, Inc., and three other 2011 acquisitions, the goodwill balance is zero as of December 31, 2011.

Impairment of Equity Investment and Equity Method Investment

Due to current solar market conditions and expected reduced sales volumes, our equity method joint venture, Jiangsu Meike Silicon Energy Co. LTD., ("Meike" and formerly Zhenjiang Huantai joint venture), recorded an impairment charge related to the joint venture's long-lived assets. In addition, we determined that a loss in value in another equity method investment occurred and was other than temporary.

We also recorded an other-than-temporary impairment charge associated with one of our cost method investments as a result of the length and severity of a fair value decline of this investment below our cost basis, with no turnaround in the foreseeable future. We have assessed and determined that there have been no other events or circumstances that had a material adverse effect on our other cost method investments during this period.

The total impact of these impairment charges was $78.9 million, which was recorded during the three months ended December 31, 2011.

Inventory Adjustments
Given the deterioration in polysilicon and solar wafer pricing, we recorded a lower of cost or market adjustment on our raw material and finished goods inventory in the Solar Energy segment. In our Semiconductor Materials segment, we recorded a charge in supplies and stores inventory as a result of a change in estimate for slow moving, excess and obsolete inventories. We also recorded a charge for certain system development costs in our Solar Energy segment which were determined to be unrecoverable. As a result of these inventory adjustments, we recorded charges totaling $96.7 million during the three months ended December 31, 2011.